Exhibit 99.2

SOLAR3D, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial information is based on the historical financial statements of Solar3D, Inc. (the “Company”) and MD Energy, LLC (MDE) after entering into an agreement in November 2014 giving effect to the Company’s acquisition of MDE expected to close in February 2015. The notes to the unaudited pro forma condensed financial information describes the reclassifications and adjustments to the financial information presented.

The unaudited pro forma condensed combined balance sheet and the statement of operations for the nine months ended September 30, 2014, and the year ended December 31, 2013 are presented as if the acquisition of MDE had occurred on January 1, 2013 and were carried forward through each of the periods presented.

The allocation of the purchase price used in the unaudited pro forma condensed combined financial information is based upon the respective fair values of the assets and liabilities of MDE as of the date of acquisition.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the MDE acquisition been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the annual report on form 10K for the year ended December 31, 2014.

SOLAR3D, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2014

			ProForma
			Adjustments		ProForma
	SOLAR3D	MDE	(Unaudited)		(Unaudited)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,288,855	$489,936	$-		$1,778,791
Accounts receivable	1,082,436	-	-		1,082,436
Contracts receivable	-	740,697	-		740,697
Inventory	89,821	-	-		89,821
Costs and estimated earnings in excess of billings	1,551,854	146,814	-		1,698,668
Prepaid expense	289,422	-	-		289,422
Other receivable	107,458	150,442			257,900
					-
TOTAL CURRENT ASSETS	4,409,846	1,527,889	-		5,937,735

PROPERTY & EQUIPMENT, at cost
Equipment, computer, software, furniture & fixtures, and automotive	126,989	83,389	-		210,378
Less accumulated depreciation	(85,567)	(5,000)	-		(90,567)
					-
NET PROPERTY AND EQUIPMENT	41,422	78,389	-		119,811

OTHER ASSETS
Security deposit	7,000	-	-		7,000
Goodwill	2,599,268	-	3,003,608	(A)	5,602,876
Patents	23,161	-	-		23,161
					-
TOTAL OTHER ASSETS	2,629,429	-	3,003,608		5,633,037
					-
TOTAL ASSETS	$7,080,697	$1,606,278	$3,003,608		11,690,583

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$1,829,925	$473,496	$-		2,303,421
Billings in excess of costs and estimated earnings	939,364	257,007	-		1,196,371
Accrued expenses and other liabilities	310,616	-	-		310,616
Customer deposits	48,141	-	-		48,141
Other liabilites	10,810	79,383	-		90,193
Derivative liability	12,879,105	-	-		12,879,105
Convertible promissory note, net of beneficial conversion feature of $478,723	646,277	-	-		646,277
Convertible promissory note payable, net of discount $164,385	1,097,615	-	3,800,000	(C)	4,897,615
					-
TOTAL CURRENT LIABILITIES	17,761,853	809,886	3,800,000		22,371,739

SHAREHOLDERS' DEFICIT
Preferred stock, $.001 par value; 5,000,000 authorized shares;	-	-			-
Common stock, $.001 par value; 1,000,000,000 authorized shares; 356,269,069 shares issued and outstanding	330,154	-	-		330,154
Additional paid in capital	22,513,814	-	-		22,513,814
Members' Equity	-	796,392	(796,392)	(B)	-
Retained earnings (deficit)	(33,525,124)	-	-		(33,525,124)
					-
TOTAL SHAREHOLDERS' DEFICIT	(10,681,156)	796,392	(796,392)		(10,681,156)
					-
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$7,080,697	$1,606,278	$3,003,608		11,690,583

See notes to unaudited pro forma condensed combined financial information

SOLAR3D, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014

			ProForma
	Nine Months Ended		Adjustments		ProForma
	SOLAR3D	MDE	(Unaudited)		(Unaudited)

REVENUE	$6,437,620	$4,398,799	$-		$10,836,419

COST OF SERVICES	4,698,724	3,644,405	-		8,343,129

GROSS PROFIT	1,738,896	754,394	-		2,493,290

OPERATING EXPENSES
Selling and marketing expense	412,830	-	-		412,830
General and administrative expenses	1,268,964	302,270	800	(D)	1,572,034
Research and development	25,267	-	-		25,267
Depreciation and amortization expense	2,294	5,000	-		7,294

TOTAL OPERATING EXPENSES	1,709,355	307,270	800		2,017,425

INCOME FROM OPERATIONS	29,541	447,124	(800)		475,865

OTHER INCOME/(EXPENSES)
Interest income	175	3,728			3,903
Gain/(loss) on change in derivative liability	(12,940,651)	-			(12,940,651)
Gain/(Loss) on settlement of debt	(65,497)	-			(65,497)
Penalties	(500)
State tax	-	(800)	800	(D)	-
Interest expense	(786,002)	-			(786,002)
					-
TOTAL OTHER INCOME/(EXPENSES)	(13,792,475)	2,928	800		(13,788,747)
					-
NET INCOME (LOSS)	$(13,762,934)	$450,052	$-		$(13,312,882)

BASIC AND DILUTED LOSS PER SHARE	$(0.04)	$-	$-		$(0.04)

WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING
BASIC AND DILUTED	314,440,294	-	-		314,440,294

See notes to unaudited pro forma condensed combined financial information

SOLAR3D, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
FOR THE YEAR ENDED DECEMBER 31, 2013

			ProForma
			Adjustments		ProForma
	SOLAR3D	MDE	(Unaudited)		(Unaudited)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$10,422	$377,080	$-		$387,502
Contracts receivable	-	85,166	-		85,166
Costs and estimated earnings in excess of billings	-	13,557	-		13,557
Prepaid expense	4,862	420,500	-		425,362
Other receivable	-	-			-
					-
TOTAL CURRENT ASSETS	15,284	896,303	-		911,587

PROPERTY & EQUIPMENT, at cost
Equipment, computer, software, furniture & fixtures, and automotive	79,705	2,926	-		82,631
Less accumulated depreciation	(72,971)	(418)	-		(73,389)
					-
NET PROPERTY AND EQUIPMENT	6,734	2,508	-		9,242

OTHER ASSETS
Security deposit	2,000	-	-		2,000
Goodwill	-	-	3,646,826	(A)	3,646,826
Patents	23,161	-	-		23,161
					-
TOTAL OTHER ASSETS	25,161	-	3,646,826		3,671,987
					-
TOTAL ASSETS	$47,179	$898,811	$3,646,826		4,592,816

LIABILITIES AND SHAREHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$73,791	$137,326	$-		211,117
Billings in excess of costs and estimated earnings	-	608,311	-		608,311
Accrued expenses and other liabilities	82,950	-	-		82,950
Other liabilities	-	-	-		-
Derivative liability	2,822,430	-	-		2,822,430
Convertible promissory note payable, net of discount $204,020	515,397	-	3,800,000	(C)	4,315,397
					-
TOTAL CURRENT LIABILITIES	3,494,568	745,637	3,800,000		8,040,205

SHAREHOLDERS' DEFICIT
Preferred stock, $.001 par value; 5,000,000 authorized shares;	-	-			-
Common stock, $.001 par value; 1,000,000,000 authorized shares; 356,269,069 shares issued and outstanding	213,289	-	-		213,289
Additional paid in capital	12,286,429	-	-		12,286,429
Members' Equity	-	153,174	(153,174)	(B)	-
Retained earnings (deficit)	(15,947,107)	-	-		(15,947,107)
					-
TOTAL SHAREHOLDERS' DEFICIT	(3,447,389)	153,174	(153,174)		(3,447,389)
					-
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$47,179	$898,811	$3,646,826		4,592,816

See notes to unaudited pro forma condensed combined financial information

SOLAR3D, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

			ProForma
	Year Ended		Adjustments		ProForma
	SOLAR3D	MDE	(Unaudited)		(Unaudited)

REVENUE	$-	$350,465	$-		$350,465

COST OF SERVICES	-	313,606	-		313,606

GROSS PROFIT	-	36,859	-		36,859

OPERATING EXPENSES
General and administrative expenses	970,769	145,120	800	(D)	1,116,689
Research and development	108,565	-	-		108,565
Depreciation and amortization expense	1,847	-	-		1,847

TOTAL OPERATING EXPENSES	1,081,181	145,120	800		1,227,101

LOSS FROM OPERATIONS	(1,081,181)	(108,261)	(800)		(1,190,242)

OTHER INCOME/(EXPENSES)
Gain/(loss) on change in derivative liability	(2,068,886)	-			(2,068,886)
Gain/(Loss) on settlement of debt	60,908	-			60,908
State tax	-	(800)	800	(D)	-
Interest expense	(725,767)	-			(725,767)
					-
TOTAL OTHER INCOME/(EXPENSES)	(2,733,745)	(800)	800		(2,733,745)
					-
NET LOSS	$(3,814,926)	$(109,061)	$-		$(3,923,987)

BASIC AND DILUTED LOSS PER SHARE	$(0.02)	$-	$-		$(0.02)

WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING
BASIC AND DILUTED	168,603,843	-	-		168,603,843

See notes to unaudited pro forma condensed combined financial information

SOLAR3D
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.	BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed statements of operations for the nine months ended September 30, 2014, and the year ended December 31, 2013, are based on the historical financial statements of Solar3D, Inc. (the ”Company”) and MD Energy, LLC (MDE) after giving effect to the Company’s expected acquisition of MDE during the month of February 2015, and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial information.

The Company accounts for business combinations pursuant to Accounting Standards Codification ASC 805, Business Combinations. In accordance with ASC 805, the Company uses it best estimates and assumptions to accurately assign fair value to the assets acquired and the liabilities assumed at the acquisition date. Goodwill as of the acquisition date is measured as the excess of the purchase consideration over the fair value of the assets acquired and the liabilities assumed.

The fair values assigned to MDE’s assets acquired and liabilities assumed are based on management’s estimates and assumptions. The estimated fair values of these assets acquired and liabilities assumed are considered preliminary and are based on the information that was available as of the date of acquisition. The Company believes that the information provides a reasonable basis for estimating the fair values of assets acquired and liabilities assumed, but is waiting for additional information, primarily related to estimated values of current and non current income taxes payable and deferred taxes, which are subject to change, pending the finalization of certain tax returns. The Company expects to finalize the valuation of the assets and liabilities as soon as practicable, but not later than one year from the acquisition date.

The unaudited pro forma condensed combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the MDE acquisition been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the annual report on form 10K for the year ended December 31, 2014.

Accounting Periods Presented

For purposes of these unaudited pro forma condensed combined financial information, MDE’s historical nine months ended September 30, 2014, and the year ended December 31, 2013, have been aligned to more closely conform to the Company’s financial information, as explained below. Certain pro forma adjustments were made to conform MDE’s accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet and statement of operations for the nine months ended September 30, 2014, and the year ended December 31, 2013 are presented as if the acquisition of MDE had occurred on January 1, 2013 and were carried forward through each of the periods presented.

Reclassifications

The Company reclassified certain accounts in the presentation of MDE’s historical financial statements in order to conform to the Company’s presentation.

2.	ACQUISITION OF MD ENERGY, LLC.

During the month of November 2014, Solar3D, Inc. (SLTD) entered into an agreement to acquire 100% of the membership interest of MD Energy, LLC (MDE) expected to close in February 2015. The transaction will be accounted for under ASC 805, for cash in the amount of $1,000,000, and convertible promissory notes for $2,800,000. MDE is engaged in energy, infrastructure, electrical and building construction. The acquisition is designed to enhance our services for solar technology. MDE will be a wholly-owned subsidiary of SLTD.

2.	ACQUISITION OFMD ENERGY, LLC (Continued)

Under the purchase method of accounting, the transactions will be valued for accounting purposes at $3,800,000, which will be the estimated fair value of the Company at date of acquisition. The assets and liabilities of MDE will be recorded at their respective fair values as of the date of acquisition, and the following table summarizes these values.

Purchase Price Allocation
Nine Months Ended
9/30/2014
Assets acquired

Current Assets
Cash	$489,936
Contract Receivables	740,697
Costs and Estimated Earnings in Excess of Billings	146,814
Note Receivable	150,442
Total Current Assets	1,527,889

Tangible Assets subject to depreciation
Machinery and Equipment, net of depreciation	78,389

Other Assets
Goodwill	3,003,608
Total Other Assets	3,003,608

Total assets acquired	4,609,886

Liabilities assumed

Current liabilities
Accounts Payable	$473,496
Billings in Excess of Costs and Estimated Earnings	257,007
Other Liabilities	79,383
Total liabilities acquired	809,886

Net assets acquired	$3,800,000

3.	PRO FORMA ADJUSTMENTS

The following pro forma adjustments are included in the Company’s unaudited pro forma condensed combined financial information:

(A)
To record the preliminary estimate of goodwill for the Company’s acquisition of MDE. The preliminary estimate of goodwill represents the excess of the purchase consideration over the estimated fair value of the assets acquired and the liabilities assumed.

(B)	To eliminate MDE’s historical members interest.

(C)	Record the purchase of 100% of MDE’s member interest through the issuance of convertible notes in the amount of $2,800,000, and convertible notes in the amount of $1,000,000 for cash received.

(D)	To reclassify other income (expenses) to general and administrative expenses to conform to the Company’s presentation.